UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 31, 2019
BRUNSWICK CORPORATION

(Exact Name of Registrant Specified in Charter)

Delaware	001-01043	36-0848180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26125 N. Riverwoods Blvd., Suite 500 Mettawa, Illinois	60045-3420
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 735-4700

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.                      Results of Operations and Financial Condition.

On January 31, 2019, Brunswick Corporation (“Brunswick”) announced its financial results for the fourth quarter and full-year 2018. The news release Brunswick issued announcing its fourth quarter and full-year 2018 earnings is incorporated herein by reference and is included as Exhibit 99.1 to this Current Report on Form 8-K.

In the news release, Brunswick uses non-GAAP financial measures. A “non-GAAP financial measure” is a numerical measure of a registrant’s historical or future financial performance, financial position, or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statements of operations, balance sheets, or statements of cash flows of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. Operating and statistical measures and certain ratios and other statistical measures are not non-GAAP financial measures. GAAP refers to generally accepted accounting principles in the United States.

Brunswick has used certain of the financial measures that are included in the news release for several years, both in presenting its results to shareholders and the investment community and in its internal evaluation and management of its businesses. Brunswick’s management believes that these measures (including those that are non-GAAP financial measures) and the information they provide are useful to investors because they permit investors to view Brunswick’s performance using the same tools that Brunswick uses and to better evaluate Brunswick’s ongoing business performance.

The measure diluted earnings per common share (EPS), as adjusted, is believed to be useful to investors because it represents a measure of Brunswick’s earnings, without the impact of certain charges that do not reflect the Company's ongoing business performance. Brunswick defines this measure as diluted earnings (loss) per common share from continuing operations, excluding the earnings per share impact of pension settlement charges; restructuring, exit, integration, and impairment charges; charges related to the planned Fitness business separation; impairment charges or gain on sale of an equity investment; loss on early extinguishment of debt; special tax items; Sea Ray Sport Yacht and Yacht operations; acquisition-related costs; other non-recurring charges; purchase accounting amortization; the results of discontinued operations; or other applicable charges. Brunswick’s management also believes that the measures adjusted operating earnings and adjusted pretax earnings are useful to investors because they provide a necessary and important perspective on Brunswick's operating performance and improve comparability of performance against prior periods. Brunswick defines adjusted operating earnings as operating earnings, excluding the earnings impact of restructuring, exit, integration, and impairment charges; purchase accounting amortization; charges related to the planned Fitness business separation; Sea Ray Sport Yacht and Yacht operations; acquisition-related costs; and other non-recurring charges. Brunswick defines adjusted pretax earnings as earnings (loss) before income taxes, excluding the earnings impact of pension settlement charges; restructuring, exit, integration, and impairment charges; charges related to the planned Fitness business separation; Sea Ray Sport Yacht and Yacht operations; acquisition-related costs; purchase accounting amortization; other non-recurring charges; impairment charges or gain on sale of an equity investment; loss on early extinguishment of debt; and other applicable charges. Brunswick’s management believes that the non-GAAP financial measure free cash flow is useful to investors because it is an indication of cash flow that may be available to fund investments in future growth initiatives. Brunswick defines free cash flow as cash flow from operating and investing activities (excluding cash provided by or used for acquisitions, investments, purchases or sales/maturities of marketable securities, and other investing activities, as well as cash paid for Fitness business separation costs, net of tax, and the cash impact of Sport Yacht and Yacht operations, net of tax) and the effect of exchange rate changes on cash and cash equivalents. Brunswick does not provide forward-looking guidance for certain financial measures on a GAAP basis because it is unable to predict certain items contained in the GAAP measures without unreasonable efforts. These items may include pension settlement charges, restructuring, exit, integration, and impairment charges, special tax items, costs related to the planned Fitness business separation, acquisition-related costs, and certain other unusual adjustments.

To reflect the impact of changes in currency exchange rates on net sales, Brunswick may use constant currency reporting. To present this information, net sales transacted in currencies other than U.S. dollars are translated to U.S. dollars using prior year exchange rates for the comparative period, using the average exchange rates in effect during that period. The percentage change in net sales expressed on a constant currency basis may better reflect changes in the underlying business trends, excluding the impact of translation arising from foreign currency exchange rate fluctuations.

The information in this report and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit No.	Description of Exhibit
99.1	Brunswick Corporation News Release, dated January 31, 2019, announcing Brunswick's fourth quarter and full-year 2018 earnings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUNSWICK CORPORATION

Dated: January 31, 2019	By:	/s/ DANIEL J. TANNER
Daniel J. Tanner
Vice President and Controller